SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2004

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J)

                (Exact name of registrant as specified in charter)

North Carolina                333-97547-03                  61-1430160
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-J

On April 25, 2004, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-J, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2002, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-J relating to the distribution date of April 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of September 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 25, 2004


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated April 25, 2004


                             Payment Date: 04/25/04


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         38,882,927.94    2.995000%     5,016,552.61     97,045.31    5,113,597.91       0.00       0.00
                        A2         96,304,990.11    4.879000%    12,424,965.78    391,560.04   12,816,525.82       0.00       0.00
                        A3         21,181,449.44    4.879000%     2,732,763.73     86,120.24    2,818,883.98       0.00       0.00
                        A4            571,899.13    4.879000%        73,784.62      2,325.25       76,109.87       0.00       0.00
                        AP            287,411.08    0.000000%           505.69          0.00          505.69       0.00       0.00
Residual                AR                  0.00    4.412231%             0.00          0.03            0.03       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          5,706,875.08    4.412231%       358,136.95     20,983.38      379,120.32       0.00       0.00
                        B2          2,510,737.46    4.412231%       157,562.21      9,231.63      166,793.84       0.00       0.00
                        B3          1,826,136.12    4.412231%       114,599.81      6,714.45      121,314.26       0.00       0.00
                        B4            684,601.34    4.412231%        42,962.40      2,517.18       45,479.58       0.00       0.00
                        B5            685,400.17    4.412231%        43,012.53      2,520.12       45,532.65       0.00       0.00
                        B6            913,129.31    4.412231%        57,303.75      3,357.45       60,661.20       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        169,555,557.19     -           21,022,150.08    622,375.07   21,644,525.15     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         33,866,375.34              0.00
                                A2         83,880,024.33              0.00
                                A3         18,448,685.70              0.00
                                A4            498,114.51              0.00
                                AP            286,905.39              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,348,738.13              0.00
                                B2          2,353,175.25              0.00
                                B3          1,711,536.31              0.00
                                B4            641,638.94              0.00
                                B5            642,387.64              0.00
                                B6            855,825.56              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        148,533,407.11     -
--------------------------------------------------------------------------------

                             Payment Date: 04/25/04


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     38,882,927.94     2.995000% 06050HVJ4    36.436850      0.704872    245.982476
                           A2     96,304,990.11     4.879000% 06050HVK1    36.436850      1.148270    245.982476
                           A3     21,181,449.44     4.879000% 06050HVL9    36.436850      1.148270    245.982476
                           A4        571,899.13     4.879000% 06050HVM7    36.436850      1.148270    245.982476
                           AP        287,411.08     0.000000% 06050HVN5     1.411482      0.000000    800.808007
Residual                   AR              0.00     4.412231% 06050HVP0     0.000000      0.343152      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      5,706,875.08     4.412231% 06050HVQ8    50.131152      2.937203    748.703546
                           B2      2,510,737.46     4.412231% 06050HVR6    50.131152      2.937203    748.703546
                           B3      1,826,136.12     4.412231% 06050HVS4    50.131152      2.937203    748.703546
                           B4        684,601.34     4.412231% 06050HVT2    50.131152      2.937203    748.703546
                           B5        685,400.17     4.412231% 06050HVU9    50.131152      2.937203    748.703546
                           B6        913,129.31     4.412231% 06050HVV7    50.131187      2.937205    748.704069
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     169,555,557.19       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       148,533,406.31   148,533,406.31
Loan count                    320              320
Avg loan rate           5.456255%             5.46
Prepay amount       20,798,331.57    20,798,331.57

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       121,526.93       121,526.93
Sub servicer fees            0.00             0.00
Trustee fees               423.89           423.89


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.154896%           100.000000%            157,228,677.71
   -----------------------------------------------------------------------------
   Junior            6.845104%             0.000000%             11,553,301.83
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   542,048.51
60 to 89 days                           1                   491,340.41
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 2                 1,033,388.92
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           21,644,525.15         21,644,525.15
Principal remittance amount           21,022,150.08         21,022,150.08
Interest remittance amount               622,375.07            622,375.07